As filed with the Securities and Exchange Commission on March 6, 2001

===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      -----------------------------------

        Date of Report (Date of earliest event reported): March 5, 2001

                        CHANDLER INSURANCE COMPANY, LTD.
          (Exact name or other registrant as specified in its charter)

                                 CAYMAN ISLANDS
                 (State or other jurisdiction of incorporation)

                0-15286                                   N/A
        (Commission File Number)          (I.R.S. Employer Identification No.)

        5th Floor Anderson Square
              P.O. Box 1854
   Grand Cayman, Cayman Islands B.W.I.                    N/A
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code:  345-949-8177

===============================================================================

                                                                        PAGE 1
Item 5.  Other Events
         ------------

         On March 5, 2001, Chandler Insurance Company, Ltd. issued the following news release:

CHANDLER INSURANCE SHAREHOLDERS APPROVE GOING PRIVATE TRANSACTION

GRAND CAYMAN, Cayman Islands - March 5, 2001 - Chandler Insurance Company, Ltd., (Nasdaq: CHANF), the parent of National American Insurance Company and other subsidiaries based in Oklahoma, today announced that the shareholders of the Company approved proposals which, when completed, will have the effect of deregistration of the Company's shares and result in the Company being privately held by Brent LaGere, the Company's Chairman of the Board and Chief Executive Officer who will hold 80% of the voting common shares and Mark Paden, the Company's Executive Vice President and Chief Financial Officer, who will hold 20% of the Company's voting common shares.

Certain key shareholders, including certain employees of the Company's subsidiaries ("continuing shareholders"), have elected to exchange their common shares for non-voting preferred shares. All other shareholders except Messrs. LaGere and Paden will receive a cash payment equal to $10 per share for each share they own on March 28, 2001, the record date established by the Company's board of directors for the consummation of a 1 for 1,000,000 reverse stock split.

According to Company officials, the record date may be modified to an earlier date or to a date not later than 60 days from March 5, 2001. The reverse stock split and repurchase will occur after all continuing shareholders have exchanged their voting common stock for non-voting preferred stock in accordance with the Company's plan.

The Company intends to complete the exchange with continuing shareholders of common shares for preferred shares, the sale of a new class of voting common shares to Messrs. LaGere and Paden and the repurchase of common shares from the remaining shareholders as soon as possible but not later than May 4, 2001.

                                                                        PAGE 2
                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.



                                         CHANDLER INSURANCE COMPANY, LTD.


Date: March 6, 2001                      By:  /s/ Mark C. Hart
                                              ----------------------------
                                              Mark C. Hart
                                              Vice President - Accounting and
                                              Treasurer
                                              (Principal Accounting Officer)